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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                            CLASSIC BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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
                         [CLASSIC BANCSHARES LETTERHEAD]


                                                   July 22, 2003



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Classic Bancshares, Inc., I cordially invite you to attend the 2003 Annual Meeting of Stockholders. The meeting will be held at 4:00 p.m., local time, on August 26, 2003, at the AEP Kentucky headquarters building, located at the corner of 17th Street and Central Avenue, Ashland, Kentucky 41101.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of four directors, the approval of the 2003 Premium Price Stock Option Growth Plan, the authorization of additional shares of Common Stock and the ratification of the appointment of the Company's independent auditor for the fiscal year ending March 31, 2004. Your Board of Directors unanimously recommends that you vote for each of the nominees named in the enclosed proxy statement and for the ratification of the appointment of the Company's independent auditor.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Classic Bancshares, Inc.'s fiscal 2003 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Classic Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                         Sincerely,

                                         /s/ David B. Barbour
                                         --------------------
                                         David B. Barbour
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 326-2800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on August 26, 2003

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Classic Bancshares, Inc. ("Classic" or the "Company") will be held at the AEP Kentucky headquarters building, located at the corner of 17th Street and Central Avenue, Ashland, Kentucky 41101, at 4:00 p.m., local time, on August 26, 2003.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of four directors of the Company;

         2.  The approval of the 2003 Premium Price Stock Option Growth Plan;

         3. The authorization of additional shares of the Company's common stock; and

         4. The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending March 31, 2004;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing items at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on July 7, 2003 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during its normal business hours of 9:00 a.m. to 4:00 p.m. during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ C. Cyrus Reynolds
                                            ---------------------
                                            C. Cyrus Reynolds
                                            CHAIRMAN OF THE BOARD


Ashland, Kentucky
July 22, 2003

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IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
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

                                 PROXY STATEMENT

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 326-2800

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 26, 2003

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Classic Bancshares, Inc. ("Classic" or the "Company"), the parent company of Classic Bank, of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the AEP Kentucky headquarters building, located at the corner of 17th Street and Central Avenue, Ashland, Kentucky 41101, on August 26, 2003, at 4:00 p.m, local time, and all adjournments and postponements of the Meeting. This Proxy Statement is dated July 21, 2003 and is first being mailed to stockholders on or about July 22, 2003.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of four directors; (ii) the approval of the 2003 Premium Price Stock Option Growth Plan; (iii) the authorization of additional shares of the Company's common stock; and (iv) the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending March 31, 2004.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named herein, for the approval of the 2003 Premium Price Stock Option Growth Plan (the "2003 Stock Option Plan"), for the authorization of additional shares of the Common stock and for the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast. The approval of the 2003 Stock Option Plan and the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor require the affirmative vote of a majority of the votes cast on the matter. The authorization of additional shares of the Common Stock requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Common Stock.

         The enclosed proxy card enables to either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. In addition, the proxy card enables stockholder to vote "FOR", "AGAINST " or "ABSTAIN" with respect to the proposals to approve the 2003 Stock Option Plan, authorize additional shares of Common Stock and ratify the appointment of the independent auditor.

         Shares that are not voted in person or by proxy and shares held by a broker as nominee that are not voted (so-called broker "non-votes") for the election of directors or other proposals will not be included in determining the numbers of votes cast and will have no effect on the election of directors, the approval of the 2003 Stock Option Plan and the ratification of the independent auditor; however, since the approval of the holders of a majority of the outstanding shares entitled to vote is required for approval of the proposal to authorize additional shares of the Common Stock, a failure to vote in person or by proxy for such a proposal will have the same effect as a vote against such a proposal. Proxies marked to ABSTAIN will be counted as votes cast and thus will have the same effect as votes against each of the proposals.

         The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain, withheld votes and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to: Secretary, Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

         Stockholders of record as of the close of business on July 7, 2003 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,334,192 shares of Common Stock outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company as a group.

                                                                  SHARES
                                                               BENEFICIALLY     PERCENT
                                   BENEFICIAL OWNER                OWNED       OF CLASS
---------------------------------------------------------------------------------------
Classic Bancshares, Inc. Employee Stock Ownership Plan          103,463(1)       7.75%
344 Seventeenth Street
Ashland, Kentucky  41101

National City Corp.                                              84,050(2)       6.30%
1900 East Ninth Street
Cleveland, Ohio 44114

Tontine Financial Partners, L.P.                                 93,200(3)       6.99%
200 Park Avenue, Suite 3900
New York, NY  10166

David B. Barbour                                                 90,016(4)       6.75%
344 Seventeenth Street
Ashland, Kentucky

Directors and executive officers of the Company as a group      407,511(5)      26.66%
(12 persons)

----------------

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 45,943 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held by the ESOP are voted by the trustee in the same manner that the trustee is instructed to vote by a majority of the plan participants who instruct the trustee as to the manner of voting the shares allocated to their plan accounts.

(2) As reported by National City Corp. in a statement filed with the Securities and Exchange Commission on January 29, 2003 on Schedule 13G/A under the Exchange Act. National City Corp. reported shared dispositive power over 84,050 shares.

(3) As reported by Tontine Financial Partners, L.P., Tontine Managements, L.L.C., and Jeffrrey L. Gendell in a statement filed with the Securities and Exchange Commission February 4, 2003 on Schedule 13G/A under the Exchange Act. Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell reported shared power to vote or direct the vote of 93,200 shares. Management believes that this group may have acquired additional shares of the Common Stock in connection the the Company's issuance of additional shares in connection with the acquisition of First Federal Financial Bancorp, Inc. on June 20, 2003.

(4) The amount includes 49,362 shares subject to options, which are currently exercisable or will become exercisable within 60 days of July 7, 2003, awarded under the 1996 Stock Option Plan, 1998 Stock Option-Plan and the 2001 Stock Option Plan, 10,372 shares allocated to his ESOP account and 3,937 shares held in his 401(k) plan account.

(5) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 21,431 shares allocated to the ESOP accounts of the group members, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power. The amount reported above also includes 194,540 shares subject to options currently exercisable or which will become exercisable within 60 days of July 7, 2003, awarded under the Company's 1996 Stock Option and Incentive Plan (the "1996 Stock Option Plan"), the Company's 1998 Premium Price Stock Option Growth Plan (the "1998 Stock Option Plan") and the Company's 2001 Premium Price Stock Option Growth Plan (the "2001 Stock Option Plan"). The amount reported above does not include 90 shares awarded as restricted stock under the Company's 1996 Recognition and Retention Plan (the "RRP") that do not vest within 60 days of July 7, 2003.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently comprised of eleven members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors have been elected and qualified. Approximately one-third of the directors are elected annually. Each member of the Company's Board of Directors has served on the Board since the incorporation of the Company in September 1995, except for Directors Robert L. Bayes and Jeffrey P. Lopez, M.D., each of whom joined the Board in November 1996, Lisah M. Frazier who joined the Board in March 2002 and Steven C. Milleson who joined the Board in July 2003. Mr. Barbour also serves on the Board of the Company's banking subsidiary, Classic Bank.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office, and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                       Shares of Common
                                                                                      Stock Beneficially   Percent
                                                              Director     Term to         Owned at          of
         NAME            Age(1)      Position(s) Held         Since (2)    Expire      July 7, 2003(3)      Class
-----------------------------------------------------       ---------------------      ---------------    -------
                                                    NOMINEES
Lisah M. Frazier           34   Chief Operating Officer,        2002        2004           37,946(4)        2.79%
                                Chief Financial Officer
                                and Director
E.B. Gevedon, Jr.          69   Director                        1980        2004           36,771(5)        2.73%
Robert A. Moyer, Jr.       57   Director                        1993        2004              25,371        1.89%
John W. Clark              61   Director                        1995        2004              39,482        2.94%

                                           DIRECTORS REMAINING IN OFFICE

C. Cyrus Reynolds          76   Chairman of the Board           1960        2005           29,903(6)        2.22%
David B. Barbour           55   President, Chief Executive      1995        2005           90,016(7)        6.51%
                                Officer and Director
Jeffrey P. Lopez, M.D.     44   Director                        1996        2005              12,150        0.91%
Robert B. Keifer, Jr.      66   Director                        1991        2006              22,771        1.69%
David A. Lang              59   Director                        1991        2006           23,036(8)        1.71%
Robert L. Bayes            59   Executive Vice President        1996        2006           33,733(9)        2.49%
                                 and Director
Steven C. Milleson         50   Director                        2003        2006               4,053        0.30%

-------------------------

(1)      At March 31, 2003.
(2)      Includes service as a director of Classic Bank.
(3) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or dispositive power. The amount also includes 49,362, 20,350, 7,350, 25,405 and 10,523 shares subject to options which are currently exercisable or will become exercisable within 60 days of July 7, 2003, awarded under the 1996 Stock Option Plan, the 1998 Stock Option Plan and the 2001 Stock Option Plan to Mr. Barbour, Mr. Bayes, Mr. Lopez, Ms. Frazier and each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively. Does not include 90 unvested restricted shares under the RRP which have been awarded to Mr. Bayes.
(4) Includes 3,013 shares allocated to Ms. Frazier's account under the ESOP.
(5)      Includes 10,000 shares held by Mr. Gevedon's spouse.
(6)      Includes 6,216 shares held by Mr. Reynolds' spouse.
(7) Includes 10,372 shares allocated to Mr. Barbour's account under the ESOP.
(8)      Includes 205 shares held by Mr. Lang's spouse.
(9) Includes 3,631 shares held by Mr. Bayes' spouse and 1,782 shares allocated to Mr. Bayes' account under the ESOP.

         The business experience of each director of the Company for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated. Director Barbour also serves as a director of Classic Bank.

         C. CYRUS REYNOLDS. Mr. Reynolds is Chairman of the Board of the Company, a position he has held since September 1995. Until March 2001, Mr. Reynolds also served as Chairman of the Board of Classic Bank. Mr. Reynolds retired as property Valuation Administrator for Boyd County, Kentucky, an elected office he held from 1977 until retirement. From 1960 to 1981, Mr. Reynolds was the owner of Reynolds Insurance Agency, a general lines insurance agency located in Ashland, Kentucky. Mr. Reynolds is a member and former officer of the Ashland Lions Club, and has served on various state commissions, including 18 years of service as Chairman of the Boyd County Democratic Party. Mr. Reynolds has also served as Treasurer of the Westwood Christian Church for 40 years.

         DAVID B. BARBOUR. Mr. Barbour is President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of Classic Bank, positions he has held since September 1995 and March 2001, respectively. Prior to joining Classic Bank in March of 1995, Mr. Barbour served as Senior Vice President and Senior Lending Officer of First American bank, a commercial bank located in Ashland, Kentucky with assets of $225 million. As Senior Vice President and Senior Lending Officer, Mr. Barbour was responsible for First American Bank's loan portfolio, including the commercial, consumer and real estate lending divisions. Mr. Barbour had been employed by First American Bank since 1977 and held a variety of management positions, including Senior Vice President and Senior Lending Officer since 1989. Mr. Barbour holds the designation of Certified Lender, Business Banking (C.L.B.B.). Mr. Barbour holds a Graduate Banking Degree from the Graduate School of Banking at Louisiana State University.

         JEFFREY P. LOPEZ, M.D. Dr. Lopez is President of Ashland Radiation Oncology, Inc. and owner of Tri- State Regional Cancer Center located in Ashland, Kentucky. A native of Madison, Indiana, Dr. Lopez is a graduate of Indiana University, obtained his medical degree from Indiana School of Medicine and served his residency in Radiation Oncology at the University of Illinois. He serves on the Board of Directors of the Boyd County chapter of the American Cancer Society, a position he has held since 1989. He is past President of the Boyd County Medical Society, having served two terms as President. He is a member of the Board of Directors for the Association of Free Standing Radiation Oncology Centers, of which he also is a two-term past-President, and is a member of the Board of Directors of King's Daughters' Medical Center in Ashland, Kentucky.

         ROBERT B. KEIFER, JR. Mr. Keifer is a retired group vice-president of Ashland Petroleum Company, an operating division of Ashland, Inc., where he was employed from 1966 to 1992. From 1992 to 1994, Mr. Keifer served as a consultant to Equal Opportunity Finance, a minority small business investment company. Mr. Keifer previously served as President of the Board of Directors of Community Hospice, Inc. and as a director of Area Education Projects. Prior to retirement Mr. Keifer served as a director of the National Waterways Conference and the Inland Waterways Users Board and as Commissioner of the Kentucky Energy Resources Council.

         DAVID A. LANG. Mr. Lang is a retired executive of American Electric Power, where he was employed from 1965 to 2000. During his tenure with American Electric Power, Mr. Lang held a variety of positions including Executive Assistant - Operations, Kentucky Region Director, and Manager of National Accounts. Mr. Lang is a Registered Professional Engineer in the Commonwealth of Kentucky. Mr. Lang is also a former director of the

Chamber of Commerce of Boyd and Greenup Counties and co-chair of the Conference Board's USA Quality Council.

         ROBERT L. BAYES. Mr. Bayes is Executive Vice President of the Company and Paintsville Market Area President of Classic Bank. From 1983 to 2001, Mr. Bayes served as President of The First National Bank of Paintsville ("Paintsville Bank"), a subsidiary of the Company that was merged into Classic Bank in March 2001. A Certified Public Accountant, Mr. Bayes holds a B.S. in Business Administration from Berea College, attended Graduate School at the University of Kentucky and holds a graduate banking degree from Stonier Graduate School of Banking at Rutgers University. Mr. Bayes is a member of the American Institute of CPA's and Kentucky Society of CPA's.

         EVERETT B. GEVEDON, JR. Mr. Gevedon is Vice Chairman of the Board of the Company, a position he has held since March 2001. Mr. Gevedon has served as a real estate consultant to corporations and individuals throughout the eastern United States for the past 28 years. Prior to serving as a real estate consultant, he was a general real estate appraiser and involved in real estate sales.

         ROBERT A. MOYER, JR. Mr. Moyer is involved in real estate development projects in the Naples, Florida area. Mr. Moyer previously served as Chairman and Chief Executive Officer of Alltech Technologies, LLC until late 2001. Prior to joining Alltech in January 2000, Mr. Moyer served as Chairman and Chief Executive Officer of RAM Technologies, Inc., an Ashland Kentucky based multi-faceted communications and technology company which he founded in 1976.

         JOHN W. CLARK. Mr. Clark has been the President and Chief Executive Officer of John W. Clark Oil Co., a company engaged in the distribution and sale of petroleum products, since its founding in 1970. In addition, he has been the President of JRB, Inc., a common carrier trucking company, since 1977; Clark Airway, an airplane leasing company, since 1990; and John W. Clark Enterprises, a real estate development and holding company, since 1987.

         LISAH M . FRAZIER. Ms. Frazier is Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer of the Company, positions she has held since November 2000. Ms. Frazier is also Chief Operating Officer and Chief Financial Officer of Classic Bank, positions she has held since November 2000. Prior to these positions, Ms. Frazier served as Senior Vice President and Chief Financial Officer of the Company and Classic Bank since joining the Bank in August 1995. Ms. Frazier, a Certified Public Accountant, prior to joining Classic Bank, served as Investment Coordinator with Trust Company of Kentucky, a subsidiary of Community Trust Bancorp, from June 1995 to August 1995. Prior to that position, Ms. Frazier served as Audit Specialist in the internal audit department of Community Trust Bancorp from 1993 to 1995. Ms. Frazier served as Senior Auditor with the regional accounting firm of Kelley, Galloway & Company from 1990 to 1993. Ms. Frazier is a member of the Kentucky Society of Certified Public Accountants and serves on the Leadership Council for the Kentucky Society of CPA's.

         STEVEN C. MILLESON. Mr. Milleson is a doctor of optometry and owner and operator of the Ironton Vision Center, Inc. located in Ironton, Ohio. Dr. Milleson has been a member and past President of the Ironton Lions Club, a founding member and past Board member of The Tri-State Fair and Regatta, a past Board member of the Hecla Water Association, and an original member of the Board of the Ashland Ballet Company and its current President of the Board and Chairman of the Production Committee. Dr. Milleson is a member of the St. Joseph Catholic Church. Mr. Milleson was a director of First Federal Savings Bank of Ironton and First Federal Financial Bancorp, Inc. prior to their acquisition by the Company in June 2003.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 12 meetings during the fiscal year ended March 31, 2003. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year.

         The Board of Directors of the Company has standing Executive, Audit, Compensation, Strategic Planning and Acquisition and Nominating Committees.

         The Executive Committee is comprised of Directors Reynolds, Barbour, Keifer and Gevedon. This committee meets on an as needed basis to act on matters arising between Board meetings. This committee met one time during fiscal 2003.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters and administers the Company's stock-based benefit plans. The current members of this Committee are Directors Moyer, Lang, Reynolds and Clark. The committee held two meetings during fiscal 2003.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of members selected by the Chairman. This committee did not meet during fiscal 2003 as its function was performed by the entire Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited such nominations.

         Pursuant to the Company's bylaws, nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 80 days prior to the date of the meeting, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

REPORT OF AUDIT COMMITTEE

         The Audit Committee is composed of Directors Keifer, Reynolds, Lang, Lopez and Gevedon. The Board of Directors has determined that each Audit Committee member is independent within the meaning of the requirements for listing in the Nasdaq Small Cap Market.

         Company management is primarily responsible for the Company's financial reporting and its internal and disclosure controls. However, the Audit Committee is responsible for the relationship between the Company and its independent auditor. The Committee also receives reports with respect to the Company's financial reporting and internal and disclosure controls. In addition, the Committee reviews the Company's unaudited interim financial statements and audited year end financial statements. The Board of Directors has recently adopted amendments to the audit committee charter. A copy of the audit committee charter, as amended, is attached hereto as Appendix A.

         The Audit Committee met eight times during the fiscal year ended March 31, 2003. During these and subsequent meetings:

o Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended March 31, 2003 were prepared in accordance with generally accepted accounting principles.

o The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent auditor.

o The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

o The Audit Committee received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and discussed with the independent auditor its independence from the Company and management.

o The Audit Committee discussed with the Company's independent auditor the overall scope and plans for the 2003 audit.

o The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of the Company's financial statements to generally accepted principles. The Audit Committee's oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee's review and discussions with management and the independent auditor did not assure that the Company's financial statements were audited in accordance with generally accepted auditing standards or that the Company's independent auditor was in fact "independent."

         In reliance on the above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditor for fiscal 2004.

         Robert B. Keifer, Jr. C. Cyrus Reynolds David A. Lang Jeffrey P. Lopez, MD E.B. Gevedon, Jr.

DIRECTOR COMPENSATION

         FEES. The monthly fees for service on the Boards of Directors of the Company and Classic Bank are $600 and $250, respectively. Directors of Classic Bank also receive $50 for each committee meeting attended.

         STOCK OPTIONS. On May 20, 2002, each non-employee director of the Company was granted a 10 year non-tax qualified option to purchase 1,000 shares of the Common Stock at a price of $22.5489 per share under the Company's 2001 Premium Price Stock Option Growth Plan. On May 20, 2002, the closing price of the shares of the Common Stock was $20.499 per share. On March 17, 2003, each non-employee director of the Company was granted a 10 year non-tax qualified option to purchase 2,500 shares of the Common Stock at a price of $31.867 per share under the Company's 2001 Premium Price Stock Option Growth Plan. On March 17, 2003, the closing price of the shares of the Common Stock was $29.25 per share.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or accrued by Classic Bank to the named officers for services rendered during the fiscal years ended March 31, as indicated. No other executive officer of the Company earned cash compensation in excess of $100,000 during the fiscal year ended March 31, 2003.

                                                   SUMMARY COMPENSATION TABLE
                                                                                    LONG-TERM COMPENSATION
                                                   Annual Compensation                 AWARDS         PAYOUTS
                                             ---------------------------------   -----------------------------
                                                                  Other Annual   Restricted Options/    LTIP
                                    Fiscal   Salary      Bonus    Compensation     Stock      SARs    Payouts      All Other
    Name and Principal Position      Year     ($)         ($)        ($)(1)       Award($)     (#)      ($)     Compensation($)
------------------------------------------------------------------------------------------------------------------------------
  David B. Barbour, President and    2003      140,720  36,000         ---          ---        10,000   ---        41,160(2)
    Chief Executive Officer          2002      135,960   8,000         ---          ---           ---   ---        40,366(2)
                                     2001      119,260  20,000         ---          ---         8,150   ---        46,343(2)

  Robert L. Bayes, Executive Vice    2003       98,700  10,000         ---          ---         2,500   ---        10,575(3)
    President                        2002       98,700   3,000         ---          ---           ---   ---        11,682(3)
                                     2001       98,700  13,000         ---          ---         3,000   ---        13,569(3)

  Lisah Frazier, Chief Operating     2003       84,000     ---         ---          ---         6,000   ---         7,764(4)
   and Chief Financial Officer       2002       82,000  30,000         ---          ---           ---   ---        16,267(4)
                                     2001       65,000  20,000         ---          ---         7,950   ---         8,137(4)

  Robert S. Curtis, Executive Vice   2003       84,000     ---         ---          ---         4,500   ---         7,764(5)
    President                        2002       82,000  30,000         ---          ---           ---   ---        16,989(5)
                                     2001       70,772  18,000         ---          ---         4,500   ---         8,900(5)
                                    ==========================================================================================

-------------------

(1) None of the named executive officers received any additional benefits or perquisites which, in the aggregate, exceeded 10% of both their salary and bonus or $50,000.
(2) Includes, among other things, for 2003, 2002 and 2001, respectively, the following amounts: country club membership fees of $3,480, $3,480 and $3,480 paid by Classic Bank on behalf of Mr. Barbour, accruals made pursuant to the Supplemental Executive Retirement Agreement between Classic Bank and Mr. Barbour of $15,162, $14,827 and $13,357; Classic Bank's contribution to Mr. Barbour's account under the ESOP of 416, 509 and 453 shares of Common Stock based upon closing prices per share of the Common Stock of $27.60, $17.601 and $12.75 on March 31, 2003, 2002
         and 2001and Classic Bank's contribution to Mr. Barbour's 401(k) Plan account of $5,302, $4,319 and $4,086; life insurance premiums paid by Classic Bank on behalf of Mr. Barbour of $5,734, $5,734 and $5,647.
(3) Includes, among other things, for 2003, 2002 and 2001, respectively, the following amounts: Classic Bank's contributions to Mr. Bayes' 401(k) Plan account of $3,261, $3,051 and $3,351; Classic Bank's contributions to Mr. Bayes' account under the ESOP of 265, 300 and 322 shares of Common Stock based upon closing prices per share of the Common Stock of $27.60, $17.601 and $12.75 on March 31, 2003, 2002 and
         2001.
(4) Includes, among other things, for 2003, 2002 and 2001, respectively, the following amounts: Classic Bank's contributions to Ms. Frazier's 401(k) Plan account of $2,520, $3,342 and $2,550; Classic Bank's contributions to Ms. Frazier's account under the ESOP of 190, 321 and 257 shares of Common Stock based upon closing prices per share of the Common Stock of $27.60, $17.601 and $12.75 on March 31, 2003, 2002 and
         2001.
(5) Includes, among other things, for 2003, 2002 and 2001, respectively, the following amounts: Classic Bank's contributions to Mr. Curtis' 401(k) Plan account of $2,520, $3,342 and $2,663; Classic Bank's contributions to Mr. Curtis' account under the ESOP of 190, 362 and 308 shares of Common Stock based upon closing prices per share of the Common Stock of $27.60, $17.601 and $12.75 on March 31, 2003, 2002 and
         2001.

                  The following table sets forth certain information concerning grants of stock options to the named individuals during the fiscal year ended March 31, 2003. No stock appreciation rights were granted in fiscal 2003.

====================================================================================================================
                               OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)
--------------------------------------------------------------------------------------------------------------------
        NAME                  NUMBER OF            PERCENT OF TOTAL         EXERCISE OR BASE         EXPIRATION DATE
                             SECURITIES              OPTIONS/SARS                 PRICE
                             UNDERLYING               GRANTED TO
                            OPTIONS/SARS          EMPLOYEES IN FISCAL
                               GRANTED                   YEAR
David B. Barbour               10,000                   39.2 %                   $31.867                 03/17/13

Lisah M. Frazier                6,000                   23.5 %                   $31.867                 03/17/13

Robert S. Curtis                4,500                   17.6 %                   $31.867                 03/17/13

Robert L. Bayes                 2,500                    9.8 %                   $31.867                 03/17/13
====================================================================================================================

         The following table provides information as to the number and value of the stock options held by the named individuals as of March 31, 2003. None of these persons exercised any stock options during fiscal year ended March 31, 2003.

===================================================================================================================
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF
                                                              SECURITIES                        VALUE OF
                                                               UNDERLYING                      UNEXERCISED
                                                              UNEXERCISED                     IN-THE-MONEY
                                                              OPTIONS AT                       OPTIONS AT
                                                              FY-END (#)                       FY-END ($)
                                                     ----------------------------    ------------------------------
                             SHARES
         NAME               ACQUIRED       VALUE
                          ON EXERCISE     REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
                              (#)           ($)          (#)             (#)             ($)               ($)
-------------------------------------------------------------------------------------------------------------------
David B. Barbour              ---          $ ---        49,362          3,100         $697,330           $    ---

Lisah M. Frazier              ---          $ ---        25,405          2,270         $355,085           $  4,128

Robert S. Curtis              ---          $ ---        26,587          2,250         $403,674           $    ---

Robert L. Bayes               ---          $ ---        20,350            400         $257,692           $  5,490
===================================================================================================================

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Mr. Barbour providing for an initial term of five years. The employment agreement provides for an annual base salary in an amount not less than Mr. Barbour's then-current salary and provides for an annual extension of its remaining term by one year, subject to approval of the extension by the Board of Directors. The agreement provides that, in the event of the involuntary termination of Mr. Barbour, he shall receive his salary and bonus (with the bonus and cash incentive compensation based on historical averages) and his health insurance for the remaining term of the contract. He shall also receive a lump sum payment equal to the present value of certain pension and other benefits to which he would have been entitled had he remained with the Company for the remaining term of the contract. Each of these amounts is subject to a cut back to the extent that Mr. Barbour receives income from another source during the term of the contract. The employment agreement also provides that (i) a lump sum cash payment will be made to Mr. Barbour in an amount equal to 100% of his five-year average "base amount" of compensation if his employment is involuntarily terminated in connection with or within 18 months after a "change in control" of Classic Bank or the Company and (ii) Mr. Barbour shall be entitled to indemnification against such tax liability as might arise if the above payments are deemed "excess parachute payments" under Section 280G of the Internal Revenue Code.

         Classic Bank has employment agreements with Ms. Frazier and Mr. Curtis providing for initial terms of three years. The employment agreements became effective on July 25, 2000 in the case of Ms. Frazier and June 7, 2002 in the case of Mr. Curtis. Each agreement provides for an annual base salary in an amount not less than the subject employee's then-current salary and provides for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of Classic Bank. The agreements also provide for termination upon the employee's death, for cause or certain events specified under applicable regulations. The employment agreement is also terminable by the employee upon 90 days' notice to Classic Bank.

         The employment agreements with Ms. Frazier and Mr. Curtis provide for payment to the covered employee of an amount equal to 299% of his or her five-year average base compensation, where employment involuntarily terminates, (or is deemed to be terminated involuntarily), in connection with a "change in control" of Classic Bank or within twelve months thereafter. These agreements also provide for the continued payment of the covered employee's health benefits for the remainder of the term of the agreement in the event he or she is involuntarily terminated in the event of a change in control.

CHANGE IN CONTROL SEVERANCE AGREEMENT

    Classic Bank has a change in control severance agreement with Mr. Bayes. The agreement has a one-year term which is automatically extended for an additional one-year term on each anniversary of its effective date upon approval by the Board of Directors. The agreement provides that if Mr. Bayes' employment is involuntarily terminated, other than for cause, following a change in control he will be entitled to receive (i) a lump sum cash payment equal to 200% of his five-year average "base amount" of compensation and (ii) for a period of 12 months thereafter substantially the same life and health benefits as he is receiving as of the date of termination.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         Classic Bank entered into a non-qualified Supplemental Executive Retirement Agreement (the "SERP") with Mr. Barbour which provides for the payment of a monthly supplemental retirement benefit of up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. This benefit will be payable upon normal retirement at age 65 or, under certain circumstances, after age 55 if his employment is terminated without cause. In the event of Mr. Barbour's death, 50% of the amount payable under the SERP would be payable to his spouse until her death. The amounts contributed by Classic Bank pursuant to the SERP for the last three fiscal years are included in the Summary Compensation Table under "All Other Compensation."

CERTAIN TRANSACTIONS

         Classic Bank follows policies of granting loans to their respective (and the Company's) directors, officers and employees. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans by Classic Bank to all of its (and the Company's) respective directors and executive officers and the associates of such directors and executive officers, including outstanding balances and commitments, totaled approximately $13.7 million at March 31, 2003, which was approximately 53.9% of the Company's stockholders' equity at that date. At March 31, 2003, there were no loans by Classic Bank to any director or executive officer (or any affiliate of such director or executive officer) of the Company or of Classic Bank, made at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 2003.

 PROPOSAL II - APPROVAL OF THE CLASSIC BANCSHARES, INC. 2003 PREMIUM PRICE STOCK
                               OPTION GROWTH PLAN

         The Company's Board of Directors has adopted the Classic Bancshares, Inc. 2003 Premium Price Stock Option Growth Plan, subject to approval by the Company's stockholders at the Meeting. Under the terms of the 2003 Stock Option Plan, the exercise price of a stock option or Right (as defined below) must equal at least 110% of the market value per share of the Common Stock as of the date of grant of such option or Right. On July 7, 2003, the closing price of the Common Stock was $30.16 per share. The purpose of the 2003 Stock Option Plan is to promote the long-term interests of the Company and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers, employees, directors emeritus, consultants, agents and independent contractors of the Company and its corporate affiliates.

         At June 30, 2003, there were no remaining shares of Common Stock reserved for issuance under the Company's stock option plans which were not already allocated. As a result, without approval of the 2003 Stock Option Plan, the Company would be unable to award significant additional stock options, which the Board of Directors believes is an essential form of compensation to attract and retain directors, officers, employees, director emeritus, consultants, agents and independent contractors. The Board of Directors further believes that the Company's ability to acquire other companies, which it has been able to do three times in the last seven years, could be impaired if the Company is unable to award stock options. Accordingly, the Board of Directors unanimously recommends approval of the 2003 Stock Option Plan by the Company's stockholders.

         The complete text of the 2003 Stock Option Plan is attached as Appendix B to this Proxy Statement. The principal features of the 2003 Stock Option Plan are summarized below.

GENERAL

         The 2003 Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("Limited SARs" and together with SARs, "Rights"). Each type of award may be granted on such terms and conditions, consistent with the 2003 Stock Option Plan, as the committee administering the 2003 Stock Option Plan may determine.

         The maximum number of shares of Common Stock with respect to which awards may be made under the 2003 Stock Option Plan is 60,000 shares, subject to adjustment as described below. See "Effect of Merger and Other Adjustments." Shares of Common Stock subject to an award under the 2003 Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2003 Stock Option Plan.

ADMINISTRATION

         The 2003 Stock Option Plan is administered by a committee (the "Committee") of two or more members, each of whom must be a "Non-Employee Director" (as defined in the 2003 Stock Option Plan). The Committee generally has sole and complete authority and discretion to: (i) select participants and grant awards; (ii) determine the number of shares to be subject to types of awards generally, as well as to individual awards granted under the 2003 Stock Option Plan; (iii) determine the terms and conditions upon which awards shall be granted under the 2003 Stock Option Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the 2003 Stock Option Plan, interpret the 2003 Stock Option Plan, and make all determinations deemed necessary or advisable for the administration of the 2003 Stock Option Plan.

ELIGIBILITY

         Any director, advisory director, director emeritus, officer, employee, consultant, agent or independent contractor of the Company or any corporate affiliate thereof is eligible to participate in the 2003 Stock Option Plan. The total number of directors, officers and employees currently eligible to participate is approximately 125. Participants will be selected by the Committee based on their capacity for contributing to the successful performance of the Company or its corporate affiliates.

AWARD DESCRIPTIONS

         The 2003 Stock Option Plan authorizes the Committee to grant the following awards:

         STOCK OPTIONS. The Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or stock options which do not qualify as such ("Non Qualified Stock Options"). Incentive Stock Options may be granted only to employees of the Company and its corporate affiliates.

         The term of a stock option granted under the 2003 Stock Option Plan may not exceed 10 years from the date of grant. The term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and its corporate affiliates may not exceed five years from the date of grant.

         The exercise price and the manner, time and rate of exercise of each stock option are determined by the Committee, provided that the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock or a combination of both.

         STOCK APPRECIATION RIGHTS. The Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive an amount of cash which shall equal (as nearly as possible) the amount by which the market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares of Common Stock underlying the SAR. A SAR may be related to an option or granted independently of an option.

         The term of a SAR may not exceed ten years from the date of grant. The Committee will determine the exercise price and the manner, time and rate of exercise of each SAR, provided that (i) the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant and
(ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options. SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

         LIMITED SARS. At the time of grant of an option or SAR to any participant, the Committee may also grant to such participant a Limited SAR which is related to such option or SAR. A Limited SAR will be exercisable only during the period beginning on the first day following and ending on the forty-fifth day following the expiration date of any tender or exchange offer for shares of the Common Stock, other than by the Company, whereby 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid upon exercise of a Limited SAR will be the excess of either (a) the market value per share of the

Common Stock on the date of exercise, or (b) the highest price per share paid pursuant to the offer, as provided by the Committee in its discretion at the time of grant, over the exercise price of the Limited SAR. Payment upon exercise of a Limited SAR will be in cash. Upon exercise of a Limited SAR, any related option or SAR will cease to be exercisable to the extent of the shares with respect to which the Limited SAR was exercised.

         As with stock options and SARs, the exercise price of a Limited SAR may not be less than 110% of the market value per share of the Common Stock on the date of grant and the term of a Limited SAR may not exceed ten years from the date of grant. An option related to a Limited SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options.

TERMINATION OF SERVICE

         Unless the Committee provides otherwise in the applicable instrument evidencing the grant, in the event of the cessation of a participant's "continuous service" (as defined in the 2003 Stock Option Plan) to the Company or an affiliate thereof at a time when the participant is eligible for "retirement" (as defined in the Company's Employee Stock Ownership Plan"), the participant may exercise an option or Right theretofore granted to such participant within a period of two years from the date of cessation of continuous service to the extent the option or Right was exercisable by the participant at the date of such cessation (but in no event after the expiration date of the award). In the event of the cessation of a participant's continuous service due to death or disability, then unless the Committee provides otherwise in the applicable instrument evidencing the grant, all Rights and options theretofore granted to the participant and not fully exercisable shall become exercisable in full upon the occurrence of such event and shall remain so exercisable for a period of two years following such date (but no event later than ten years from the date of grant of such option or Right). If the continuous service of a participant is terminated for any reason other than death, disability or after becoming eligible for retirement, all rights under any option or Right held by such participant will expire immediately upon the effective date of such termination.

         Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the person to whom the option has been transferred an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the aggregate exercise price.

TRANSFERABILITY OF AWARDS

         An Incentive Stock Option awarded under the 2003 Stock Option Plan may be transferred only upon the death of the participant to whom it has been granted, by will, or by the laws of inheritance. Other awards shall not be transferable by the holder other than to members of his immediate family as defined in the Plan or to non-profit organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the participant, only be the participant, a member of his immediate family or a non-profit organization. In addition, the Committee may, in its discretion, permit transferability for valid estate planning purposes.

         After transfer, the transferee shall have, with respect to such award, all of the rights, privileges and obligations which would attache thereunder to the transferor if the award were issued to such transferor. If a privilege of the award depends on the life, employment or other status of the transferor, such privilege of the award for the transferee shall continue to depend on the life, employment or other status of the transferor.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

         Shares as to which awards may be granted under the 2003 Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, special cash dividend, stock split or other change in the corporate structure of the Company.

         In the case of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Company (except to the extent that dissenting stockholders may be entitled to receive the appraised or fair value of their holdings under applicable law), any participant to whom a stock option or Right has been granted will have the right (subject to other provisions of the 2003 Stock Option Plan) upon exercise of the option or Right to an amount equal to the excess of the fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination in respect of the shares covered or represented by the stock option or Right over the exercise price of the option or Right multiplied by the number of shares with respect to which the option or Right has been exercised. Such amount may be payable in (i) cash, (ii) in the consideration receivable in the merger, consolidation or combination or (iii) in a combination thereof, all in the discretion of the Committee. However, the Committee may, at any time prior to the consummation of any such merger, consolidation or combination, direct that all outstanding options shall be converted into options to purchase voting common equity securities of the business entity which survives such transaction having substantially the same terms and conditions as the outstanding options under the Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding shares in such merger, consolidation or combination,) all as determined by the Committee prior to the consummation of such transaction.

         In addition, in the event of a tender or exchange offer for shares of Common Stock (other than an offer made by the Company or an affiliate thereof) or if stockholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned entity or pursuant to which substantially all of its assets will be sold, unless the Committee shall have otherwise provided in the applicable award agreement, all outstanding stock options and SARs not fully exercisable will become exercisable in full and remain so until the expiration of their terms.

AMENDMENT AND TERMINATION

          The Board of Directors of the Company may at any time amend, suspend or terminate the 2003 Stock Option Plan or any portion thereof but may not (except for adjustments upon certain changes in the capitalization of the Company), without the prior approval of the Company's stockholders, make any amendment which would (i) increase the aggregate number of shares of Common Stock which may be awarded under the 2003 Stock Option Plan, (ii) materially increase the benefits accruing to participants; (iii) materially change the requirements as to eligibility for participation in the 2003 Stock Option Plan; or (iv) change the class of persons eligible to participate in the Stock 10 Option Growth Plan. Unless sooner terminated, the 2003 Stock Option Plan shall continue in effect for a term of ten years, commencing upon its ratification by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

         Under present federal income tax laws, awards under the 2003 Stock Option Plan will have the following consequences:

         (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         (2) The exercise of a stock option which is an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax applies only when it exceeds the regular income tax. If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the Incentive Stock Option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. Upon such an event, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, recognized by the participant, provided the Company meets its federal tax withholding obligations. The participant will also recognize a capital gain or loss in an amount equal to the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise. The Company will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the participant for one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price. The Company will not be entitled to a corresponding deduction for such capital gain or loss.

         (3) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the Non-Qualified Stock Option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of a Non Qualified Stock Option, provided the Company meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of a Non-Qualified Stock Option, any appreciation or depreciation in value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. The Company will not be entitled to a corresponding deduction for such capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the Non-Qualified Stock Option.

          (4) The exercise of a Right will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. Upon such an event, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, recognized by the participant, provided the Company meets its federal tax withholding obligations.

AWARDS UNDER THE 2003 STOCK OPTION PLAN

          No awards have been made under the 2003 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2003 PREMIUM PRICE STOCK OPTION PLAN.


                       PROPOSAL III - PROPOSAL TO INCREASE
                         THE NUMBER OF AUTHORIZED SHARES

         The Board of Directors has unanimously approved, subject to stockholder approval, a proposal to amend the Company's Certificate of Incorporation to increase the number of its authorized shares of Common Stock from 1.7 million to
2.7 million.

PURPOSE AND EFFECT OF PROPOSED AMENDMENT

         As of July 7, 2003, 1,334,192 shares of the Common Stock were outstanding and additional 232,950 shares were subject to outstanding stock options (excluding the shares that would be required to support any awards under the 2003 Stock Option Plan if it is approved by the stockholders.) As a result, there are currently only a limited number of authorized shares of Common Stock available for future issuance under the Certificate of Incorporation.

         During recent years, the Company has completed three acquisitions of other financial institutions, one of which was financed partially through the issuance of additional common shares. The Board believes that each of these transactions was beneficial to our stockholders and believes that the proposed increase in the number of authorized shares would give it additional flexibility to explore further such transactions. The Board believes that the adoption of this proposal would also give it the flexibility to implement other types of corporate actions including stock dividends, stock splits, dividend reinvestment plans, stock based incentive plans, and, if additional capital is needed, a stock sale. As of the date hereof, except as disclosed in this proxy statement, the Board does not have any specific plans or agreements regarding the issuance of additional shares.

         The additional shares of Common Stock proposed to be authorized, together with currently authorized and unissued shares and treasury shares, generally will be available for issuance without any requirement for further stockholder approval, except to the extent required by applicable law or the rules of the NASDAQ SmallCap Market. Although the Board will authorize the issuance of additional shares only when it considers doing so to be in the best interest of stockholders, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings per share of the Common Stock and on the voting rights of holders of voting shares. The authorization of additional shares could also have an anti-takeover effect to the extent the issuance of such shares makes it more difficult or expensive for a third party to obtain control of the Company.

         Under the Company's Certification of Incorporation, the amendment must be approved by the holders of majority of the shares entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO INCREASE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

        PROPOSAL IV - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The Audit Committee of the Board of Directors of the Company has appointed Crowe Chizek and Company LLC, independent accountants, to be the Company's independent auditor for the fiscal year ending March 31, 2004. Representatives of Crowe Chizek and Company LLC are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         Effective July 14, 2003, Smith, Goolsby, Artis & Reams, P.S.C. resigned as the Company's independent auditor. During the period from April 1, 2001 until the date hereof (i) the reports of Smith, Goolsby, Artis & Reams, P.S.C. on the Company's financial statements contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, and (ii) there have been no disagreements with Smith, Goolsby, Artis & Reams, P.S.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which was not resolved to its satisfaction which would have caused it to make reference to the subject matter of the disagreement in its reports. Representatives of Smith, Goolsby, Artis & Reams, P.S.C. are expected to attend the Meeting to respond to appropriate questions and make a statement if they so desire.

         The following table sets forth the fees billed to the Company by Smith, Goolsby, Artis & Reams, P.S.C., its independent auditor for each of the last two fiscal years.


            NATURE OF FEES               FISCAL 2002           FISCAL 2003
-----------------------------------------------------------------------------
Audit Fees (includes review of             $40,000               $40,000
SEC Reports)

Other Audit Related Fees (includes         $   ---               $   ---
other services related to audit)

Tax Related Fees                           $ 5,000               $ 5,000

All Other Fees                             $ 5,000               $ 5,000
-----------------------------------------------------------------------------

         Under the current policy of the Company's Audit Committee, all services provided by the Company's independent auditor to the Company must first be preapproved by the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the executive office of the Company, located at 344 Seventeenth Street, Ashland, Kentucky 41101, no later than March 24, 2004 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.


         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than June 17, 2004. If, however, the date of the next annual meeting is before August 6, 2004 or after October 25, 2004, proposals must instead be received by the Company by the later of the 70th day before the date of the next annual meeting or the tenth day following the day on which public disclosure (by press release, in a publicly available filing with the SEC, through a notice mailed to stockholders, or otherwise) of the date of the next annual meeting is first made.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company or Classic Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Ashland, Kentucky
July 22, 2003

                                                                      APPENDIX A
                                                                      ----------

                            CLASSIC BANCSHARES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors of Classic Bancshares, Inc. (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

o To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting and internal controls.

o Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

o To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

o    To review the adequacy and reliability of disclosures to stockholders.

o To perform the audit committee functions specified by the Securities and Exchange Commission and the NASDAQ Small Cap Market.

o To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting and internal controls.

o The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

INDEPENDENT AUDITORS:

o Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and attesting to its internal controls.

o Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

o Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number
     1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

o Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, internal controls and similar matters.

o Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

o    Obtain assurance from the Company's independent public auditing firm that
     Section 10A(b) of the Exchange Act has not been implicated.

o Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

FINANCIAL REPORTING REVIEW:

o Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

o Review and discuss the Company's audited financial statements with management and the Company's independent public auditing firm including all of the matters indicated in Statement of Auditing Standards Number 61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company's Annual Report on Form 10-KSB and Annual Report to Stockholders for the relevant fiscal year.

o Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

o Review and discuss with management and Company's independent public auditing firm on at least an annual basis the Company's disclosure of off-balance sheet data and non-financial data.

o Review and discuss with management and the Company's independent public auditing firm the appropriateness of any pro forma data to be included in the Company's public financial reports.

o Review and discuss with management and the Company's independent public auditing firm prior to release any proposed earnings announcement or financial press release.

o Review and discuss with management and the Company's independent public auditing firm prior to filing the Company's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and any other SEC disclosure filings.

o Monitor the efforts of management and the Company's independent public auditors to cure any deficiencies noted in its financial statements or accounting process.

INTERNAL AND DISCLOSURE CONTROLS:

o Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

o Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

o Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

o Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

o Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of internal controls and accounting and financial controls.

o Review reports of management and the Company's independent public auditing firm on internal and quality controls including, at least annually a management report and independent public auditing firm attestation on internal controls.

o Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there has been any changes in the Company's internal controls.

OTHER:

o Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

o Review and, to the extent required under applicable SEC and NASDAQ rules, approve all transactions with related parties.

o Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company regarding accounting, financial reporting, internal control or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls and auditing matters.

o    Reassess the adequacy of this Charter at least annually.

ORGANIZATION

o The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASDAQ and SEC requirements with respect thereto. In addition, at least one member shall have financial reporting knowledge and experience that would qualify him or her as an audit committee financial expert within the meaning of applicable SEC and NASDAQ rules. Among other things, the committee's audit committee financial expert shall have experience in preparing, analyzing or auditing financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the issues that can reasonably be expected to be raised in the Company's financial statements.

o All members of the committee must be free from any relationship with the Company which would interfere with their independent judgement. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No audit committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years.

     All audit committee members must comply with the independence requirements of the NASDAQ and the SEC.

o Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

o One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

o The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties.

                                                                      APPENDIX B
                                                                      ----------

                            CLASSIC BANCSHARES, INC.

                   2003 PREMIUM PRICE STOCK OPTION GROWTH PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

     "Cause" - means personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer, employee, consultant, agent or independent contractor of the Corporation or an Affiliate (or any entity which acquires all or substantially all of the assets or common stock of the Corporation or an Affiliate, whether by merger or otherwise), except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, Continuous Service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director, director emeritus, consultant, agent or independent contractor, Continuous Service shall mean availability to perform such functions as may be required of such persons.

     "Corporation" - means Classic Bancshares, Inc., a Delaware corporation, and any successor thereto.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right. In all cases, the Exercise Price of an Option or Right shall equal at least 110% of the Market Value of the Shares subject to such Option or Right on the date of grant thereof.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is intended to qualify under
Section 422(b) of the Code and which does so qualify.

     "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" - means the average of the high and low quoted sales prices on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the average of the high and low quoted sales prices on the day in question or, if there have been no sales on such date, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ Stock Market or Small Cap Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation or an Affiliate; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); C) has not been an officer of the Corporation; d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404 of Regulation S-K.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 or 8 hereof which does not qualify under
Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" - means any director, advisory director, director emeritus, officer, employee, consultant, advisor, agent or independent contractor of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" - means the 2003 Premium Price Stock Option Growth Plan of the Corporation.

     "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercis able, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Shares" - means the shares of common stock of the Corporation.

     "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers, employees, consultants, advisors, agents and independent contractors of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5. Shares Subject to Plan. Subject to adjustment by the operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 60,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than 110% of the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

     7. Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c), (d) and (e) of this Section 7 and in Section 13, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. In no event shall an Option or Right granted under the Plan be exercisable after its expiration date.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability, involuntary termination of Continuous Service for Cause or termination of Continuous Service as an Employee, other than for Cause, at a time when the Participant is eligible for "retirement," as defined in the Corporation's employee stock ownership plan), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation; provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted to the Participant and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (and, if any Options or Rights granted to the Participant are already fully exercisable, they shall remain fully exercisable) (i) in the event of death for the period described in paragraph (e) of this Section 7 and (ii) in the event of disability for a period of two years following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is involuntarily terminated for Cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service as an Employee, other than for Cause, at a time when the Participant is eligible for "retirement," as defined in the Corporation's employee stock ownership plan, such Participant may, but only within the period of two years immediately succeeding such cessation of Continuous Service, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation of Continuous Service; provided, however, that such right of exercise after cessation of Continuous Service shall not be available to the Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right.

(e) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate, within either the three-month or two-year period referred to in paragraph (c) of this Section 7 or within the two-year period referred to in paragraph (d) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of two years succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(f) Notwithstanding the provisions of subparagraphs (c), (d) and (e) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than 110% of the Market Value per Share on the date such Incentive Stock Op tion is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110% of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000. Any option originally designated as an Incentive Stock Option shall be treated as a Non Qualified Stock Option to the extent it does not qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle a Participant to receive an amount of cash equal to the amount by which the Market Value per Share on the date of such exercise exceeds the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Partici pant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. A Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% or more of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% or more of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, return of capital, special cash dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     12. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee; provided that the Committee may, at any time prior to the consummation of any such merger, consolidation or combination, direct that all outstanding Options shall be converted into options to purchase voting common equity securities of the business entity which survives such transaction having substantially the same terms and condition as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or combination,) all as determined by the Committee prior to the consummation of such transaction.

     13. Effect of Change in Control. If (i) a tender offer or exchange offer for Shares (other than such an offer by the Corporation or an Affiliate) is commenced, or if (ii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation or an Affiliate, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the hap pening of such event and shall remain so exercisable until the expiration of their term without regard for any termination of service provided that any Option originally designated as an Incentive Stock Option shall be treated as a Non Qualified Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422(b) of the Code.

     14. Assignments and Transfers. An Award by its terms shall not be transferable by the holder other than to members of his "immediate family" as defined below or to non-profit organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Participant, only by the Participant, a member of his immediate family or a non-profit organization. "Immediate family" shall be defined as a person's spouse, father, mother, children, brothers, sisters and grandchildren and the father, mother, brothers and sisters of the person's spouse and the spouse of the person's child, brother or sister. The Committee may, however, in its sole discretion, permit transferability or assignment of an Award if such transfer or assignment is in its sole determination for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any trust solely for the benefit of members of the Participant's Immediate Family, (ii) any partnership whose only partners are members of the Participant's Immediate Family, and (iii) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family.

     Any such transfer shall be effected by written notice to the Corporation given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Corporation prior to the death of the person giving it. After transfer, the transferee shall have, with respect to such Award, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Award were issued to such transferor. If a privilege of the Award depends on the life, employment or other status of the transferor, such privilege of the Award for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferee to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by Participant other than by will and the laws of descent and distribution, as defined in the Code or ERISA or the rules thereunder, and is exercisable, during his lifetime, solely by him.

     15. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     17. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     19. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 18 hereof.

REVOCABLE PROXY                                                  REVOCABLE PROXY


                            CLASSIC BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 26, 2003


     The undersigned hereby appoints the Board of Directors of Classic Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the AEP Kentucky headquarters building, located at the corner of 17th Street and Central Avenue, Ashland, Kentucky 41101, on August 26, 2003 at 4:00 p.m., local time, and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

     [_]  FOR (except as marked to the contrary)             [_]  VOTE WITHHELD

     INSTRUCTION: TO WITHHOLD YOUR VOTE FROM ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S) IN THE LIST AT RIGHT.

LISAH M. FRAZIER    E.B. GEVEDON, JR.    ROBERT A. MOYER, JR.    JOHN W. CLARK

II.  The approval of the Company's 2003 Premium Price Stock Option Growth Plan.

          [_] FOR                [_] AGAINST                [_] ABSTAIN

III. The authorization of additional shares of the Company's Common Stock.

          [_] FOR                [_] AGAINST                [_] ABSTAIN

IV. The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending March 31, 2004.

          [_] FOR                [_] AGAINST                [_] ABSTAIN

     In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE, FOR THE RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2003 PREMIUM PRICE STOCK OPTION GROWTH PLAN, FOR THE AUTHORIZATION OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED ABOVE.

                         (To be Signed on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney and proxy for the undersigned shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended March 31, 2003.





Dated:             , 2003
       ------------                        -------------------------------------
                                           Signature of Stockholder




                                           -------------------------------------
                                           Signature of Stockholder

                                           Please sign exactly as your name(s)
                                           appear(s) above. When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give your
                                           full title. If shares are held
                                           jointly, each holder should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE